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FOR IMMEDIATE ISSUE

STAGWELL INC. (NASDAQ: STGW) REPORTS RESULTS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2024

Revenue Growth of 6%, Led by 42% Growth in Advocacy
Net Loss Attributable to Stagwell Inc. Common Shareholders of $3 million
Adjusted EBITDA of $86 million; Adjusted EBITDA Margin of 16%
EPS of $(0.03); Adjusted EPS of $0.14
Announces Record Net New Business Led by Largest New Business Win

Net New Business of $113 million in Q2; LTM Net New Business of $324 million
Reaffirm Guidance for 2024 of Organic Net Revenue Growth of 5% to 7%; Adjusted EBITDA of $400 million to $450 million; Free Cash Flow Conversion of ~50%

New York, NY, August 1, 2024 (NASDAQ: STGW) – Stagwell Inc. (“Stagwell”) today announced financial results for the three and six months ended June 30, 2024.

SECOND QUARTER RESULTS:

•Q2 Revenue of $671 million, an increase of 6% versus the prior year period; H1 Revenue of $1.3 billion, an increase of 7% versus the prior year period
•Q2 Net Loss attributable to Stagwell Inc. Common Shareholders of $3 million versus $3 million in the prior year period; H1 Net Loss attributable to Stagwell Inc. Common Shareholders of $4 million versus Income of $2 million in the prior year period
•Q2 Adjusted EBITDA of $86 million, a decrease of 6% versus the prior year period; H1 Adjusted EBITDA of $176 million, an increase of 8% versus the prior year period
•Q2 Adjusted EBITDA Margin of 16% on net revenue; H1 Adjusted EBITDA Margin of 16% on net revenue.
•Q2 Earnings Per Share Attributable to Stagwell Inc. Common Shareholders of $(0.03) versus $(0.03) in the prior year period; H1 Earnings Per Share Attributable to Stagwell Inc. Common Shareholders of $(0.04) versus $(0.01) in the prior year period.
•Q2 Adjusted Earnings Per Share attributable to Stagwell Inc. Common Shareholders of $0.14 versus $0.18 in the prior year period; H1 Adjusted Earnings Per Share attributable to Stagwell Inc. Common Shareholders of $0.30 versus $0.31 in the prior year period.
•Net new business wins of $113 million in the second quarter, last twelve-month net new business wins of $324 million.

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•Q2 Net Revenue of $554 million, an increase of 2% versus the prior year period; H1 Net Revenue of $1.1 billion, an increase of 2% versus the prior year period
•Q2 Organic Net Revenue increased 1.2% versus the prior year period; H1 Organic Net Revenue increased 1.5% versus the prior year period

Mark Penn, Chairman and CEO, said, “Stagwell delivered solid results this quarter with record-smashing net new business wins of $113 million, bringing our last twelve-month net new business figure to $324 million. Success for the year continues to build, with new business wins from General Motors, Macy's, Target, and Zales just coming online to bolster H2. Additionally, the momentum is continuing, with wins already coming in Q3, and an active political season that has been energized even further by recent developments.

We are at a critical inflection point as we grow our capabilities, enabling us to land $20 to $40 million remits, while expanding our AI deployments, Stagwell Marketing Cloud capabilities, and our global reach. We are seeing these strategies come together now to set the stage for a strong H2 and 2025," added Penn.

Frank Lanuto, Chief Financial Officer, commented: "Driven by record-breaking net new business and strong growth in Creativity & Communications, Advocacy, and Performance Media & Data, Stagwell delivered solid second quarter revenue of $671 million, a 6% increase over the prior year. While improving our comp-to-net revenue ratio, we invested in initiatives to build and convert our revenue pipeline into new business, including the successful SPORT BEACH activation at Cannes. The multiple $10 million-plus wins in Q2 and early Q3 confirm our growth strategy and bolster our confidence in our full-year guidance.”

Financial Outlook
2024 financial guidance is reiterated as follows:
•Organic Net Revenue growth of 5% to 7%
•Organic Net Revenue excluding Advocacy growth of 4% to 5%
•Adjusted EBITDA of $400 million to $450 million
•Free Cash Flow Conversion of approximately 50%
•Adjusted EPS of $0.75 - $0.88
•Guidance assumes no impact from foreign exchange, acquisitions or dispositions.

* The Company has excluded a quantitative reconciliation with respect to the Company’s 2024 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information.

Video Webcast
Management will host a video webcast on Thursday, August 1, 2024, at 8:30 a.m. (ET) to discuss results for Stagwell Inc. for the three and six months ended June 30, 2024. The video webcast will be accessible at https://stgw.io/Earnings. An investor presentation has been posted on our website at www.stagwellglobal.com and may be referred to during the webcast.

A recording of the webcast will be accessible one hour after the webcast and available for ninety days at www.stagwellglobal.com.

Stagwell Inc.

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Stagwell is the challenger network built to transform marketing. We deliver scaled creative performance for the world's most ambitious brands, connecting culture-moving creativity with leading-edge technology to harmonize the art and science of marketing. Led by entrepreneurs, our specialists in 34+ countries are unified under a single purpose: to drive effectiveness and improve business results for their clients. Join us at www.stagwellglobal.com.

Contacts
For Investors:
Ben Allanson
IR@stagwellglobal.com

For Press:
Beth Sidhu
PR@stagwellglobal.com

Non-GAAP Financial Measures
In addition to its reported results, Stagwell Inc. has included in this earnings release certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:
(1) Organic Revenue: “Organic revenue growth” and “Organic revenue decline” reflects the year-over-year change in the Company's reported net revenue attributable to the Company's management of the entities it owns. We calculate organic net revenue growth (decline) by subtracting the net impact of acquisitions (divestitures) and the impact of foreign currency exchange fluctuations from the aggregate year-over-year increase or decrease in the Company's reported net revenue. The net impact of acquisitions (divestitures) reflects the year-over-year change in the Company’s reported net revenue attributable to the impact of all individual entities that were acquired or divested in the current and prior year. We calculate impact of an acquisition as follows: (a) for an entity acquired during the current year, we present the entity’s prior year net revenue for the same period during which we owned it in the current year as impact of the acquisition in the current year; and (b) for an entity acquired in the prior year, we present the entity’s prior year net revenue for the period during which we did not own the entity in the prior year as impact of the acquisition in the current year. We calculate impact of a divestiture as follows: (a) for a divestiture in the current year, we present the entity’s prior year net revenue for the same period during which we no longer owned it in the current year as impact of the divestiture in the current year; and (b) for a divestiture in the prior year, we present the entity’s prior year net revenue for the period during which we owned it in the prior year as impact of the divestiture in the current year. We calculate the impact of any acquisition or divestiture without adjusting for foreign currency exchange fluctuations. The impact of foreign currency exchange fluctuations reflects the year-over-year change in the Company’s reported net revenue attributable to changes in foreign currency exchange rates. We calculate the impact of foreign currency exchange fluctuations for the portion of the reporting period in which we recognized revenue from a foreign entity in both the current year and the prior year. The impact is calculated as the difference between (1) reported prior period net revenue (converted to U.S. dollars at historical foreign currency exchange rates) and (2) prior period net revenue converted to U.S. dollars at current period foreign exchange rates.
(2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.
(3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration

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adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items.
(4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding, (if dilutive). Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules.
(5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. Free Cash Flow Conversion is the percentage of adjusted EBITDA.
Included in this earnings release are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

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This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “develop,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “goal,” “guidance,” “in development,” “intend,” “likely,” “look,” “maintain,” “may,” “ongoing,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “probable,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section.

Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:
•risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients
•demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties;
•inflation and actions taken by central banks to counter inflation;
•the Company’s ability to attract new clients and retain existing clients;
•the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements;
•financial failure of the Company’s clients;
•the Company’s ability to retain and attract key employees;
•the Company’s ability to compete in the markets in which it operates;
•the Company’s ability to achieve its cost saving initiatives;
•the Company’s implementation of strategic initiatives;
•the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration;
•the Company’s ability to manage its growth effectively;
•the Company's ability to identify, complete and integrate acquisitions that complement and expand the Company’s business capabilities, to identify and complete divestitures and to achieve the anticipated benefits therefrom;
•the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products;
•the Company’s use of artificial intelligence, including generative artificial intelligence;
•adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that future changes in tax laws, potential increases to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs;
•adverse tax consequences in connection with the Transactions, including the incurrence of material Canadian federal income tax (including material “emigration tax”);
•the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements;
•the Company’s ability to accurately forecast its future financial performance and provide accurate guidance;
•the Company’s ability to protect client data from security incidents or cyberattacks;
•economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflicts between Russia and Ukraine and in Israel and Gaza), terrorist activities and natural disasters;
•stock price volatility; and
•foreign currency fluctuations
Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2023 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 11,

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2024, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

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SCHEDULE 1
STAGWELL INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$671,168	$632,265	$1,341,227	$1,254,709
Operating Expenses
Cost of services	438,912	402,431	883,438	816,329
Office and general expenses	168,133	162,522	331,476	321,358
Depreciation and amortization	42,001	35,488	76,837	68,965
Impairment and other losses	215	10,562	1,715	10,562
	649,261	611,003	1,293,466	1,217,214
Operating Income (Loss)	21,907	21,262	47,761	37,495
Other income (expenses):
Interest expense, net	(23,533)	(23,680)	(44,498)	(41,869)
Foreign exchange, net	(1,355)	(1,478)	(3,613)	(2,148)
Other, net	193	(416)	(1,074)	(196)
	(24,695)	(25,574)	(49,185)	(44,213)
Loss before income taxes and equity in earnings of non-consolidated affiliates	(2,788)	(4,312)	(1,424)	(6,718)
Income tax expense	1,165	437	3,750	673
Loss before equity in earnings of non-consolidated affiliates	(3,953)	(4,749)	(5,174)	(7,391)
Equity in income (loss) of non-consolidated affiliates	(1)	(216)	507	(443)
Net loss	(3,954)	(4,965)	(4,667)	(7,834)
Net loss attributable to noncontrolling and redeemable noncontrolling interests	989	1,771	420	6,029
Net loss attributable to Stagwell Inc. common shareholders	$(2,965)	$(3,194)	$(4,247)	$(1,805)
Earnings (Loss) Per Common Share:
Basic	$(0.03)	$(0.03)	$(0.04)	$(0.01)
Diluted	$(0.03)	$(0.03)	$(0.04)	$(0.01)
Weighted Average Number of Common Shares Outstanding:
Basic	113,484	115,400	113,059	120,272
Diluted	113,484	115,400	113,059	120,272

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SCHEDULE 2
STAGWELL INC.
UNAUDITED COMPONENTS OF NET REVENUE CHANGE
(amounts in thousands)

		Net Revenue - Components of Change					Change
	Three Months Ended June 30, 2023	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Three Months Ended June 30, 2024	Organic	Total

Integrated Agencies Network	$320,146	$(389)	$1,859	$254	$1,724	$321,870	0.1%	0.5%
Brand Performance Network	154,470	(149)	544	2,243	2,638	157,108	1.5%	1.7%
Communications Network	61,645	(99)	3,179	7,668	10,748	72,393	12.4%	17.4%
All Other	8,600	(412)	(1,605)	(3,562)	(5,579)	3,021	(41.4)%	(64.9)%
	$544,861	$(1,049)	$3,977	$6,603	$9,531	$554,392	1.2%	1.7%

		Net Revenue - Components of Change					Change
	Six Months Ended June 30, 2023	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Six Months Ended June 30, 2024	Organic	Total

Integrated Agencies Network	$624,333	$(19)	$1,502	$(11,174)	$(9,691)	$614,642	(1.8)%	(1.6)%
Brand Performance Network	306,122	1,376	2,252	9,920	$13,548	319,670	3.2%	4.4%
Communications Network	114,616	(146)	3,451	$21,960	$25,265	139,881	19.2%	22.0%
All Other	21,452	(568)	(3,296)	(4,935)	(8,799)	12,653	(23.0)%	(41.0)%
	$1,066,523	$643	$3,909	$15,771	$20,323	$1,086,846	1.5%	1.9%

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2024, resulting in a change to its reportable segments (Networks). Specifically, certain agencies previously within the Brand Performance Network are now in the Integrated Agencies Network. Periods presented prior to the first quarter of 2024 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

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SCHEDULE 3
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended June 30, 2024

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$321,870	$157,108	$72,393	$3,021	$—	$554,392
Billable costs	63,263	20,137	33,177	199	—	116,776
Revenue	385,133	177,245	105,570	3,220	—	671,168

Billable costs	63,263	20,137	33,177	199	—	116,776
Staff costs	195,193	99,264	41,131	7,607	12,154	355,349
Administrative costs	33,902	24,525	8,379	(3,740)	6,468	69,534
Unbillable and other costs, net	24,780	15,613	710	2,303	—	43,406
Adjusted EBITDA (1)	67,995	17,706	22,173	(3,149)	(18,622)	86,103

Stock-based compensation	4,849	1,445	827	252	(1,498)	5,875
Depreciation and amortization	19,472	11,715	3,090	4,944	2,780	42,001
Deferred acquisition consideration	2,531	1,272	3,433	—	—	7,236
Impairment and other losses	—	—	—	—	215	215
Other items, net (1)	4,029	3,268	390	430	752	8,869
Operating income (loss)	$37,114	$6	$14,433	$(8,775)	$(20,871)	$21,907

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2024, resulting in a change to its reportable segments (Networks). Specifically, certain agencies previously within the Brand Performance Network are now in the Integrated Agencies Network. Periods presented prior to the first quarter of 2024 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

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SCHEDULE 4
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Six Months Ended June 30, 2024

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$614,642	$319,670	$139,881	$12,653	$—	$1,086,846
Billable costs	123,210	71,537	59,435	199	—	254,381
Revenue	737,852	391,207	199,316	12,852	—	1,341,227

Billable costs	123,210	71,537	59,435	199	—	254,381
Staff costs	381,727	197,695	80,395	15,428	22,261	697,506
Administrative costs	64,504	46,596	17,083	(531)	9,045	136,697
Unbillable and other costs, net	40,308	30,179	846	4,891	—	76,224
Adjusted EBITDA (1)	128,103	45,200	41,557	(7,135)	(31,306)	176,419

Stock-based compensation	14,170	3,488	1,876	350	2,107	21,991
Depreciation and amortization	38,853	19,229	5,984	7,365	5,406	76,837
Deferred acquisition consideration	4,576	495	2,319	—	—	7,390
Impairment and other losses	1,500	—	—	—	215	1,715
Other items, net (1)	9,540	8,287	672	604	1,622	20,725
Operating income (loss)	$59,464	$13,701	$30,706	$(15,454)	$(40,656)	$47,761

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2024, resulting in a change to its reportable segments (Networks). Specifically, certain agencies previously within the Brand Performance Network are now in the Integrated Agencies Network. Periods presented prior to the first quarter of 2024 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

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SCHEDULE 5
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended June 30, 2023

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$320,146	$154,470	$61,645	$8,600	$—	$544,861
Billable costs	45,489	22,263	19,652	—	—	87,404
Revenue	365,635	176,733	81,297	8,600	—	632,265

Billable costs	45,489	22,263	19,652	—	—	87,404
Staff costs	191,694	97,384	38,357	10,246	8,437	346,118
Administrative costs	30,636	22,652	8,714	(3,800)	8,065	66,267
Unbillable and other costs, net	22,710	13,953	126	4,510	9	41,308
Adjusted EBITDA (1)	75,106	20,481	14,448	(2,356)	(16,511)	91,168

Stock-based compensation	1,131	874	418	127	7,996	10,546
Depreciation and amortization	20,510	8,252	2,719	2,066	1,941	35,488
Deferred acquisition consideration	1,109	161	(893)	15	—	392
Impairment and other losses	10,562	—	—	—	—	10,562
Other items, net (1)	4,683	3,231	488	787	3,729	12,918
Operating income (loss)	$37,111	$7,963	$11,716	$(5,351)	$(30,177)	$21,262

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2024, resulting in a change to its reportable segments (Networks). Specifically, certain agencies previously within the Brand Performance Network are now in the Integrated Agencies Network. Periods presented prior to the first quarter of 2024 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

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SCHEDULE 6
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Six Months Ended June 30, 2023

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$624,333	$306,122	$114,616	$21,452	$—	$1,066,523
Billable costs	82,507	72,539	33,140	—	—	188,186
Revenue	706,840	378,661	147,756	21,452	—	1,254,709

Billable costs	82,507	72,539	33,140	—	—	188,186
Staff costs	387,859	193,444	78,434	20,733	15,261	695,731
Administrative costs	62,017	43,583	17,470	(605)	12,042	134,507
Unbillable and other costs, net	39,492	25,666	252	7,485	—	72,895
Adjusted EBITDA (1)	134,965	43,429	18,460	(6,161)	(27,303)	163,390

Stock-based compensation	9,419	1,441	925	159	10,606	22,550
Depreciation and amortization	39,460	16,189	5,432	4,014	3,870	68,965
Deferred acquisition consideration	7,100	(1,018)	(354)	(1,248)	—	4,480
Impairment and other losses	10,562	—	—	—	—	10,562
Other items, net (1)	7,775	5,156	1,093	787	4,527	19,338
Operating income (loss)	$60,649	$21,661	$11,364	$(9,873)	$(46,306)	$37,495

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2024, resulting in a change to its reportable segments (Networks). Specifically, certain agencies previously within the Brand Performance Network are now in the Integrated Agencies Network. Periods presented prior to the first quarter of 2024 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

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SCHEDULE 7
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended June 30, 2024

	GAAP	Adjustments	Non-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$(2,965)	$18,935	$15,970
Net income attributable to Class C shareholders	—	22,828	22,828
Net income (loss) attributable to Stagwell Inc. and Class C and adjusted net income	$(2,965)	$41,763	$38,798

Weighted average number of common shares outstanding	113,484	5,281	118,765
Weighted average number of common Class C shares outstanding	—	151,649	151,649
Weighted average number of shares outstanding	113,484	156,930	270,414

Diluted EPS and Adjusted Diluted EPS	$(0.03)		$0.14

Adjustments to Net income (loss) (1)
Amortization		$35,008
Impairment and other losses		215
Stock-based compensation		5,875
Deferred acquisition consideration		7,236
Other items, net		8,869
		57,203
Adjusted tax expense		(12,905)
		44,298
Net loss attributable to Class C shareholders		(2,535)
		$41,763

Allocation of adjustments to net income (loss) [1]
Net income attributable to Stagwell Inc. common shareholders		$18,935

Net income attributable to Class C shareholders		25,363
Net loss attributable to Class C shareholders		(2,535)
		22,828
		$41,763

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

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SCHEDULE 8
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Six Months Ended June 30, 2024

	GAAP	Adjustments	Non-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$(4,247)	$38,415	$34,168
Net income attributable to Class C shareholders	—	47,382	47,382
Net income (loss) attributable to Stagwell Inc. and Class C and adjusted net income	(4,247)	85,797	81,550

Weighted average number of common shares outstanding	113,059	4,760	117,819
Weighted average number of common Class C shares outstanding	—	151,649	151,649
Weighted average number of shares outstanding	113,059	156,409	269,468

Diluted EPS and Adjusted Diluted EPS	$(0.04)		$0.30

Adjustments to Net Income (loss) (1)
Amortization		$63,211
Impairment and other losses		1,715
Stock-based compensation		21,991
Deferred acquisition consideration		7,390
Other items, net		20,725
		115,032
Adjusted tax expense		(25,653)
		89,379
Net loss attributable to Class C shareholders		(3,582)
		$85,797

Allocation of adjustments to net income (loss) [1]
Net income attributable to Stagwell Inc. common shareholders - add-backs		$38,415

Net income attributable to Class C shareholders - add-backs		50,964
Net income attributable to Class C shareholders		(3,582)
		47,382
		$85,797

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

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SCHEDULE 9
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended June 30, 2023

	GAAP	Adjustments	Non-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$(3,194)	$23,369	$20,175
Net income (loss) attributable to Class C shareholders	—	28,971	28,971
Net income (loss) attributable to Stagwell Inc. and Class C and adjusted net income	(3,194)	52,340	49,146

Weighted average number of common shares outstanding	115,400	9,135	124,535
Weighted average number of common Class C shares outstanding	—	155,821	155,821
Weighted average number of shares outstanding	115,400	164,956	280,356

Diluted EPS and Adjusted Diluted EPS	$(0.03)		$0.18

Adjustments to Net income (loss) (1)
Amortization		$28,690
Impairment and other losses		10,562
Stock-based compensation		10,546
Deferred acquisition consideration		392
Other items, net		12,918
		63,108
Adjusted tax expense		(9,997)
		53,111
Net income attributable to Class C shareholders - add-backs		(771)
Net loss attributable to Class C shareholders		$52,340

Allocation of adjustments to Net income (loss)
Net income attributable to Stagwell Inc. common shareholders - add-backs		$23,369

Net income attributable to Class C shareholders - add-backs		$29,742
Net loss attributable to Class C shareholders		(771)
		28,971
		$52,340

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

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SCHEDULE 10
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Six Months Ended June 30, 2023

	GAAP	Adjustments	Non-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$(1,805)	$41,734	$39,929
Net income (loss) attributable to Class C shareholders	—	50,381	50,381
Net income (loss) attributable to Stagwell Inc. and Class C and adjusted net income	(1,805)	92,115	90,310

Weighted average number of common shares outstanding	120,272	9,356	129,628
Weighted average number of common Class C shares outstanding		158,351	158,351
Weighted average number of shares outstanding	120,272	167,707	287,979

Diluted EPS and Adjusted Diluted EPS	$(0.01)		$0.31

Adjustments to Net income (loss) (1)
Amortization		$55,422
Impairment and other losses		10,562
Stock-based compensation		22,550
Deferred acquisition consideration		4,480
Other items, net		19,338
		112,352
Adjusted tax expense		(17,503)
		$94,849
Net loss attributable to Class C shareholders		(2,734)
		$92,115

Allocation of adjustments to net income (loss)
Net income attributable to Stagwell Inc. common shareholders		41,734

Net income to attributable to Class C shareholders		53,115
Net loss attributable to Class C shareholders		(2,734)
		50,381
Net income attributable to Stagwell Inc. common shareholders		$92,115

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

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SCHEDULE 11
STAGWELL INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	June 30, 2024	December 31, 2023

ASSETS
Current Assets
Cash and cash equivalents	$136,078	$119,737
Accounts receivable, net	732,236	697,178
Expenditures billable to clients	126,144	114,097
Other current assets	105,951	94,054
Total Current Assets	1,100,409	1,025,066
Fixed assets, net	78,829	77,825
Right-of-use assets - operating leases	234,340	254,278
Goodwill	1,504,650	1,498,815
Other intangible assets, net	778,181	818,220
Other assets	96,271	92,843
Total Assets	$3,792,680	$3,767,047
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS (“RNCI”), AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$388,819	$414,980
Accrued media	218,625	291,777
Accruals and other liabilities	205,644	233,046
Advance billings	320,547	301,674
Current portion of lease liabilities - operating leases	63,908	65,899
Current portion of deferred acquisition consideration	24,045	66,953
Total Current Liabilities	1,221,588	1,374,329
Long-term debt	1,422,226	1,145,828
Long-term portion of deferred acquisition consideration	46,996	34,105
Long-term lease liabilities - operating leases	262,760	281,307
Deferred tax liabilities, net	41,720	40,509
Other liabilities	56,359	54,905
Total Liabilities	3,051,649	2,930,983
Redeemable Noncontrolling Interests	11,107	10,792
Commitments, Contingencies and Guarantees
Shareholders’ Equity
Common shares - Class A & B	112	118
Common shares - Class C	2	2
Paid-in capital	292,616	348,494
Retained earnings	16,771	21,148
Accumulated other comprehensive loss	(17,931)	(13,067)
Stagwell Inc. Shareholders' Equity	291,570	356,695
Noncontrolling interests	438,354	468,577
Total Shareholders' Equity	729,924	825,272
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders’ Equity	$3,792,680	$3,767,047

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SCHEDULE 12
STAGWELL INC.
UNAUDITED SUMMARY CASH FLOW DATA
(amounts in thousands)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net income	$(4,667)	$(7,834)
Adjustments to reconcile net income to cash used in operating activities:
Stock-based compensation	21,991	22,550
Depreciation and amortization	76,837	68,965
Amortization of right-of-use lease assets and lease liability interest	39,534	38,517
Impairment and other losses	1,715	10,562
Deferred income taxes	3,797	(639)
Adjustment to deferred acquisition consideration	7,390	4,480
Other, net	3,850	(3,284)
Changes in working capital:
Accounts receivable	(30,157)	4,255
Expenditures billable to clients	(6,516)	(13,180)
Other assets	(5,776)	4,117
Accounts payable	(28,576)	(20,217)
Accrued expenses and other liabilities	(114,353)	(172,159)
Advance billings	12,092	(32,795)
Current portion of lease liabilities - operating leases	(41,924)	(44,272)
Deferred acquisition related payments	(2,855)	(3,212)
Net cash used in operating activities	(67,618)	(144,146)
Cash flows from investing activities:
Capital expenditures	(13,990)	(7,953)
Acquisitions, net of cash acquired	(20,350)	(4,965)
Capitalized software	(17,076)	(10,356)
Other	(767)	(6,844)
Net cash used in investing activities	(52,183)	(30,118)
Cash flows from financing activities:
Repayment of borrowings under revolving credit facility	(761,000)	(800,500)
Proceeds from borrowings under revolving credit facility	1,036,000	1,102,500
Shares repurchased and cancelled	(86,934)	(199,363)
Distributions to noncontrolling interests	(22,483)	(15,408)
Payment of deferred consideration	(23,963)	(28,558)
Purchase of noncontrolling interest	(3,316)	—
Debt issuance costs	—	(150)
Net cash provided by financing activities	138,304	58,521
Effect of exchange rate changes on cash and cash equivalents	(2,162)	438
Net increase (decrease) in cash and cash equivalents	16,341	(115,305)

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	Six Months Ended June 30,
	2024	2023
Cash and cash equivalents at beginning of period	119,737	220,589
Cash and cash equivalents at end of period	$136,078	$105,284